SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 99.2%

CKE Restaurants, Inc.

1,430

$

18,876

Total Consumer Discretionary

________

3,102,417

CONSUMER DISCRETIONARY 29.1%

Stein Mart, Inc.†

31,952

$

151,453

FINANCIALS 28.1%

La-Z-Boy, Inc.†

18,171

144,096

LandAmerica Financial

Lithia Motors, Inc. — Class A

10,351

142,119

Group, Inc.†

4,717

157,784

Kellwood Co.

8,446

140,541

Stewart Information Services

Standard Motor Products,

Corp.†

5,438

141,877

Inc.†

17,120

139,699

Flagstar Bancorp, Inc.†

19,639

136,884

Bassett Furniture Industries,

Corus Bankshares, Inc.†

12,080

128,894

Inc.

14,174

132,385

Colonial Properties Trust†

4,497

101,767

Building Material Holding

First Bancorp Puerto Rico†

13,669

99,647

Corp.†

23,450

129,679

Franklin Bank Corp.*

21,568

92,958

Haverty Furniture Cos., Inc.

12,619

113,445

Bankunited Financial Corp.

Finish Line — Class A

44,080

106,674

— Class A†

12,370

85,353

Tuesday Morning Corp.†

20,420

103,529

BankAtlantic Bancorp, Inc.

Group 1 Automotive, Inc.†

4,348

103,265

— Class A

20,140

82,574

PEP Boys-Manny Moe &

Independent Bank Corp.

8,098

76,931

Jack†

8,970

102,976

Central Pacific Financial

Sonic Automotive, Inc.

5,140

99,510

Corp.

4,040

74,578

Monaco Coach Corp.

10,814

96,028

Safety Insurance Group, Inc.

1,908

69,871

Arctic Cat, Inc.

7,820

93,371

Umpqua Holding Corp.†

4,450

68,263

Triarc Cos., Inc. — Class B

9,917

86,873

Triad Guaranty, Inc.*

6,920

67,816

M/I Homes, Inc.†

8,257

86,699

SWS Group, Inc.

5,316

67,354

Jo-Ann Stores, Inc.*†

6,541

85,556

Irwin Financial Corp.†

8,640

63,504

Oxford Industries, Inc.†

3,300

85,041

Provident Bankshares Corp.†

2,756

58,951

MarineMax, Inc.*†

4,740

73,470

Parkway Properties, Inc.

1,583

58,539

O'Charleys, Inc.

4,748

71,125

Susquehanna Bancshares,

Superior Industries

Inc.†

3,143

57,957

International, Inc.†

3,835

69,682

South Financial Group, Inc.†

3,442

53,799

Fred's, Inc.†

7,233

69,654

BioMed Realty Trust, Inc.

2,300

53,291

Nautilus, Inc.

14,160

68,676

Downey Financial Corp.†

1,690

52,576

Cato Corp. — Class A

4,200

65,772

Lexington Realty Trust†

3,597

52,300

National Presto Industries,

Medical Properties Trust Inc.†

5,110

52,071

Inc.

1,199

63,139

Presidential Life Corp.

2,967

51,952

Brown Shoe Co., Inc.†

3,540

53,702

Mid-America Apartment

Zale Corp.*†

3,220

51,713

Communities, Inc.†

1,130

48,308

Live Nation, Inc.*†

3,380

49,078

FirstFed Financial Corp.*†

1,300

46,566

Landry's Restaurants, Inc.†

2,480

48,856

Kite Realty Group Trust

2,920

44,588

Libbey, Inc.

2,823

44,716

First Financial Bancorp

3,909

44,563

Coachmen Industries, Inc.

6,551

38,978

First Commonwealth

Audiovox Corp. — Class A*

2,631

32,624

Financial Corp.†

4,043

43,058

Ethan Allen Interiors, Inc.†

1,110

31,635

Hanmi Financial Corp.

4,960

42,755

Big 5 Sporting Goods Corp.

2,080

29,994

DiamondRock Hospitality Co.

2,840

42,543

Steak n Shake Co.*

2,610

28,449

National Retail Properties,

CPI Corp.†

1,180

27,789

Inc.†

1,791

41,874

Cabela's, Inc. — Class A*†

1,430

21,550

Sterling Bancorp

3,025

41,261

Sterling Savings Bank

2,380

39,960

Senior Housing Properties

Trust

1,760

39,917

1

SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Community Bank System,

C&D Technologies, Inc.*†

4,124

$

27,260

Inc.

1,961

$

38,965

NCI Building Systems, Inc.*†

930

26,775

Guaranty Financial Group,

Mueller Industries, Inc.

885

25,656

Inc.*

2,360

37,760

United Stationers, Inc.*

438

20,240

Selective Insurance Group,

Insituform Technologies, Inc.

Inc.†

1,642

37,750

— Class A*†

1,290

19,092

Sovran Self Storage, Inc.†

927

37,173

Total Industrials

________

1,526,024

Whitney Holding Corp.

1,392

36,401

Entertainment Properties

MATERIALS 7.9%

Trust†

702

32,994

Georgia Gulf Corp.†

20,244

134,015

LTC Properties, Inc.†

1,308

32,765

Tronox, Inc.

14,689

127,060

Inland Real Estate Corp.†

2,170

30,727

Chesapeake Corp.

20,217

104,926

Brookline Bancorp, Inc.†

2,733

27,767

PolyOne Corp.*

12,797

84,204

Bank Mutual Corp.

2,590

27,376

Wausau Paper Corp.

8,105

72,864

Financial Federal Corp.

1,190

26,525

A. Schulman, Inc.

2,813

60,620

Dime Community Bancshares

2,043

26,089

Rock-Tenn Co. — Class A

2,291

58,215

United Fire & Casualty Co.

890

25,890

Quaker Chemical Corp.

2,596

57,034

TrustCo Bank Corp.†

2,350

23,312

A.M. Castle & Co.†

1,224

33,281

PS Business Parks, Inc.

370

19,444

Schweitzer-Mauduit

Anchor BanCorp Wisconsin,

International, Inc.

1,176

30,470

Inc.

810

19,051

Material Sciences Corp.*

3,804

28,264

United Bankshares, Inc.

660

18,493

Caraustar Industries, Inc.*

8,380

25,894

First Midwest Bancorp, Inc.†

600

18,360

Omnova Solutions, Inc.*

5,447

24,021

Total Financials

________

2,999,726

Total Materials

________

840,868

INDUSTRIALS 14.3%

UTILITIES 6.8%

Wabash National Corp.†

18,030

138,651

Atmos Energy Corp.†

3,804

106,664

Mesa Air Group, Inc.*

33,599

103,821

Laclede Group, Inc.

2,206

75,533

Volt Information Sciences,

CH Energy Group, Inc.

1,631

72,645

Inc.*

5,528

100,941

Southwest Gas Corp.

2,107

62,725

Arkansas Best Corp.†

4,194

92,016

Avista Corp.

2,294

49,413

Spherion Corp.*

11,897

86,610

UIL Holding Corp.†

1,164

43,010

Standard Register Co.

6,922

80,711

Unisource Energy Corp.

1,348

42,529

Standex International Corp.

4,511

78,717

Central Vermont Public

Gibraltar Industries, Inc.

4,968

76,607

Service Corp.†

1,376

42,436

Universal Forest Products,

Allete, Inc.†

1,011

40,015

Inc.

2,490

73,355

UGI Corp.

1,452

39,567

Angelica Corp.

3,425

65,418

New Jersey Resources Corp.

730

36,515

Griffon Corp.*

5,180

64,491

Piedmont Natural Gas Co.†

1,280

33,485

Briggs & Stratton Corp.†

2,462

55,789

Cleco Corp.†

1,192

33,138

Frontier Airlines Holdings,

Southern Union Co.

870

25,543

Inc.*†

10,551

55,498

Northwest Natural Gas Co.†

458

22,286

ABM Industries, Inc.

2,517

51,322

Total Utilities

________

725,504

Watsco, Inc.†

1,310

48,156

Applied Signal Technology,

Inc.

3,385

45,968

INFORMATION TECHNOLOGY 6.8%

A.O. Smith Corp.

1,188

41,639

Gevity HR, Inc.

18,934

145,602

Tredegar Corp.

2,584

41,551

SYNNEX Corp.*

5,305

103,978

Lydall, Inc.*

3,689

38,808

Bell Microproducts, Inc.*

12,109

72,775

CDI Corp.

1,471

35,686

Photronics, Inc.*†

4,656

58,060

Lawson Products, Inc.

824

31,246

Insight Enterprises, Inc.*

2,446

44,615

2

SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Face

Market

Shares

Value

Amount

Value

Ciber, Inc.*

6,346

$

38,774

Lehman Brothers Holdings, Inc.

Ditech Networks, Inc.*

9,900

34,353

issued 12/31/2007 at 1.00%

CTS Corp.

3,419

33,951

due 01/02/08

$

26,123

$

26,123

Park Electrochemical Corp.

1,178

33,267

Morgan Stanley issued

Benchmark Electronics,

12/31/2007 at 1.20% due

Inc.*†

1,670

29,609

01/02/08

6,812

________

6,812

Rudolph Technologies, Inc.*†

2,440

27,621

Gerber Scientific, Inc.*

2,510

27,108

Total Repurchase Agreements

Black Box Corp.

730

26,404

(Cost $77,216)

________

77,216

Methode Electronics, Inc. —

Class A

1,595

26,222

Symmetricom, Inc.*

4,810

22,655

SECURITIES LENDING COLLATERAL 30.0%

Total Information Technology

________

724,994

Investment in Securities Lending Short

Term

CONSUMER STAPLES 4.4%

Investment Portfolio Held by

U.S. Bank

3,197,778

________

3,197,778

Central Garden and Pet Co. -

Class A*

17,842

95,633

Nash Finch Co.†

2,634

92,928

Total Securities Lending Collateral

Spartan Stores, Inc.

2,790

63,751

(Cost $3,197,778)

________

3,197,778

Performance Food Group

Co.*†

2,333

62,688

Total Investments 129.9%

Alliance One International,

(Cost $13,524,064)

$

________

13,862,336

Inc.*

13,698

55,751

Liabilities in Excess of Other

Spectrum Brands, Inc.*†

6,718

35,807

Assets – (29.9)%

$

________

(3,190,562)

Lance, Inc.†

1,084

22,135

Net Assets – 100.0%

$

10,671,774

Great Atlantic & Pacific Tea

*

Non-Income Producing Security.

Co.*†

700

21,931

†

All or a portion of this security is on loan at December 31, 2007.

Longs Drug Stores Corp.

441

20,727

Total Consumer Staples

________

471,351

HEALTH CARE 1.8%

Cambrex Corp.

6,900

57,822

Owens & Minor, Inc.†

905

38,399

Medcath Corp.*

1,210

29,718

Datascope Corp.

755

27,482

Hooper Holmes, Inc.*

14,118

24,283

Gentiva Health Services,

Inc.*†

985

18,754

Total Health Care

________

196,458

Total Common Stocks

(Cost $10,249,070)

________

10,587,342

Face

Amount

REPURCHASE AGREEMENTS 0.7%

Collateralized by U.S. Treasury

Obligations

Mizuho Financial Group, Inc.

issued 12/31/07 at 1.40% due

01/02/08

$

44,281

44,281

3